UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 9, 2001

                        Commission File Number: 000-23863

                         PEOPLES FINANCIAL SERVICES CORP
             (Exact name of registrant as specified in its charter)

                             Pennsylvania 23-2391852
    (State or other jurisdiction of (I.R.S. Employer Identification Number)
                         Incorporation or Organization)

                       50 Main Street, Hallstead, PA 18822
               (Address of Principal Executive Officer) (Zip Code)

        Registrant's telephone number, including area code (570) 879-2175

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Item 5.  Other Events

          Press Release of Peoples Financial Services Corp.
          dated January 2, 2001, previously submitted as Exhibit 99.005

          Press Release of Peoples Financial Services Corp.
          dated November 6, 2000, previously submitted as Exhibit 99.004

          Press Release of Peoples Financial Services Corp.
          dated July 18, 2000, previously submitted as Ehibit 99.003

          Press Release of Peoples Financial Services Corp.
          dated May 5, 2000, previously submitted as Exhibit 99.002

          Press Release of Peoples Financial Services Corp. dated
          January 27, 2000, previously submitted as Exhibit 99.001


Item 7.  Financial Statements and Exhibits.

          (a)  Exhibits.

          The following exhibit is filed herewith:

          99.006, Ammended by-laws of Peoples Financial Services Corp. dated February 9, 2001
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP

By/s/ John W. Ord

John W. Ord, President and Chief Executive Officer